UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2017

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD

As previously announced, Mitel Networks Corporation (“Mitel”) acquired ShoreTel, Inc. (“ShoreTel”) on September 25, 2017. Mitel is providing the following unaudited supplemental financial information that it wishes to make available to investors, all of which has been set forth on Exhibit 99.1 attached hereto and incorporated by reference herein:

1.	ShoreTel Summary Statement of Operations Information for the four consecutive three-month periods ended December 31, 2016, the year ended December 31, 2016, the three-month periods ended March 31, 2017 and June 30, 2017, and the 87 days ended September 25, 2017; and

2.	reconciliation of ShoreTel Net Loss to Adjusted EBITDA for the four consecutive three-month periods ended December 31, 2016, the year ended December 31, 2016, the three-month periods ended March 31, 2017 and June 30, 2017, and the 87 days ended September 25, 2017.

Non-GAAP Financial Measurements

This communication includes references to non-GAAP financial measures, including Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding Mitel’s and ShoreTel’s past financial performance and our prospects for the future, including changes in operating results, trends and marketplace performance, exclusive of unusual events and other factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. generally accepted accounting principles. Please see the reconciliations of non-GAAP financial measures to the most directly comparable U.S. GAAP measure set forth in Exhibit 99.1 attached hereto.

The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited supplemental financial information with respect to ShoreTel, Inc. for the four consecutive three-month periods ended December 31, 2016, the year ended December 31, 2016, the three-month periods ended March 31, 2017 and June 30, 2017, and the 87 days ended September 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2017

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary